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                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS


         We hereby consent to the use in Form S-8 of our report dated December 14, 2001, relating to the financial statements of ITS Networks Inc. for its fiscal year ended September 30, 2001, which is incorporated by reference therein.

March 27, 2002


                                                   /s/ Moore Stephens
                                              ----------------------------------
                                                     Moore Stephens